UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 31, 2026
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GoodRx Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (855) 268-2822
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
Departure of Director
On March 31, 2026, Ian T. Clark notified GoodRx Holdings, Inc. (the “Company”) of his decision to resign as a member of the Company’s Board of Directors (the “Board“), including his service on the Board’s Nominating & Governance
Committee, effective as of March 31, 2026. Mr. Clark has indicated to the Company that his decision to resign is not the result of any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices.
Board Membership Update
On April 2, 2026, in order to achieve an equal balance of membership among the classes of directors as a result of Mr.
Clark’s departure, the Board determined to move Wendy Barnes, Chief Executive Officer, President and Director of the
Company, from Class I, with a term expiring at the 2027 annual meeting of stockholders, to Class III, with a term expiring at the 2026 annual meeting of stockholders. On April 1, 2026, Ms. Barnes, who served as a Class I director, tendered her resignation as a director, effective upon her election by the Board as a Class III director. The resignation and immediate re-
election of Ms. Barnes was effected solely to rebalance the Board’s classes and, for all other purposes, Ms. Barnes’s service on the Board is deemed to have continued uninterrupted. The Board now consists of three directors in each of Classes I, II, and III.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

Date:	April 3, 2026	By:	/s/ Christopher McGinnis
Name: Christopher McGinnis Title: Chief Financial Officer & Treasurer